SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
DECEMBER 31, 2002

COMMISSION FILE NUMBER: 0-23256

JAMESON INNS, INC.

Georgia	58-2079583
(State or other Jurisdiction of Incorporated or Organization)	(IRS employer identification no.)

8 Perimeter Center East
Suite 8050
Atlanta, GA 30346	770-901-9020
(Address of Principal Executive Offices)	(Registrant’s Telephone Number Including area code)
(Zip Code)

ITEM 5.    OTHER EVENTS

On December 31, 2002, Jameson Inns, Inc. issued a press release announcing the declaration of the fourth quarter dividends on its two series of preferred shares. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release Announcing Preferred Dividends for Fourth Quarter

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of December 31, 2002	JAMESON INNS, INC. By: Craig R. Kitchin /S/ CRAIG R. KITCHIN Its: President & Chief Financial Officer